UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL 32953 321.452.9091 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 18, 2010, as previously reported on a Current Report on Form 8-K filed on May 21, 2010, Registrant acquired all of the stock of Sunarias Corporation by issuing 5,000,000 shares of Registrant’s common stock to the sole shareholder of Sunarias Corporation, Healthcare of Today, Inc. As part of the closing of the transaction, Sunarias provided audited financial statements prepared by Berman, Hopkins, Wright & LaHan, CPAs and Associates, LLP, which were included in the Current Report on Form 8-K filed on May 21, 2010. On May 25, 2010, the Board of Directors of Registrant adopted resolutions by unanimous written consent appointing Berman, Hopkins, Wright & LaHam, CPAs and Associates, LLP as Registrant’s independent accounting firm, effective immediately, and by letter dated May 26, 2010, terminated the former auditors, Berman & Company, LLP.

In accordance with Item 304(a)(1) of Regulation S-K of the SEC, the Company is providing the following information:

1.	The former accountant, Berman & Company, LLP, was notified that it would be dismissed as the Company’s certifying accountants by letter dated May 26, 2010.

2.
The former principal accountant’s reports on the financial Statements of the Company for the last two fiscal years ending July 31, 2009 and 2008, did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

3.	The decision to change accountants was recommended and approved by the Board of Directors of the Company.

4.
There were no disagreements with the former accountants, whether or Not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and no such disagreements have ever been communicated to the Company.

5.	There were no events as described in Item 304(a)(1)(v) of Regulation SK that occurred within the two fiscal years of the Registrant ending July 31, 2009 and 2008 or any subsequent interim period.

(b).  Engagement of New Independent Accountant.  On May 26, 2010, the Registrant engaged Berman, Hopkins, Wright & LaHam, CPAs and Associates, LLP, of Winter Park and Viera, Florida, (“Berman Hopkins”) as its certifying accountants to review its remaining interim financial statements for the fiscal year ending July 31, 2010 and to audit its financial statements for the fiscal year ended July 31, 2010.

Berman, Hopkins, is a registered accounting firm with the Public Company Accounting Oversight Board and has acted as independent auditor for Sunarias Corporation, Registrant’s sole operating subsidiary.

The Registrant has not consulted Berman, Hopkins, Wright & LaHam regarding:

1.
The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or

2.	Any matter that was the subject of a disagreement (as described in Item 304(a)(i)(iv) of Regulation SK or a reportable event (as described in Item 304(a)(1)(v) of regulation SK.

Although no items of disagreement as defined in paragraph (a)(1)(iv) of Item 3.04 of Regulation S-B exist or have been raised by the former accountants, the Registrant has provided a copy of this report and the disclosures it is making in response to Item 3.04(a) to the former accountants and requested the former accountants to furnish a letter addressed to the Commission within ten business days stating whether it agrees with the statements made in this report by Registrant, and, if not, stating the respects in which it does not agree.  A copy of the former accountants’ letter responding to that request, if received, will be attached as an amendment to this report.

The Registrant requested Berman, Hopkins, Wright & LaHam to review the disclosures contained herein prior to the filing of this report, and has provided them with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrants’ expression of its views, or the respects in which it does agree with the statements made by the Registrant in response to Item 304(a) of Regulation SK set forth above.  No such letter has been or will be provided.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2010, the Board of Directors of Registrant adopted resolutions by unanimous written consent appointing Gary Reed as a director, effective on the effective date of the Form 14F filed by the Registrant on May 25, 2010 (June 4, 2010) and accepting the resignations of the two existing directors, Jack Stapleton and Philip Morgan effective on the same date.  By letter dated May 26, 2010, Mr. Stapleton made his resignation effective immediately (May 26, 2010).

There was no disagreement with either Mr. Stapleton or Mr. Morgan over any matter related to the Registrant.

Mr. Stapleton also resigned as an officer of the Registrant on May 25, 2010, and Mr. Reed was appointed by the Board as President, Secretary and Treasurer, effective immediately.

Mr. Gary Reed.

Mr. Reed is currently Director of Construction for the Kern Community College District in Bakersfield, California and has direct management responsibility for all construction and major maintenance at nine college campuses, including all energy management and energy projects.  He also serves as a consultant on major construction projects, primarily in the renewable energy filed.  Mr. Reed has extensive experience in corporate management, sales and operations. He hold a Bachelor’s degree in Business administration and Finance for the University of North Texas.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

16	Letter to Berman & Company, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: May 26, 2010	By:	/s/ Gary Reed
Gary Reed
Chief Executive Officer